John Hancock
Patriot
Premium
Dividend Fund II

ANNUAL
REPORT

10.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time in 2001, as the economy has slowed to a standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown, cutting short-term interest rates throughout the year. However, the moves had little effect and the market remained in turmoil as investors tried to get a clearer timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable magnitude was launched on the United States, shocking the world, sending markets worldwide into a short-term free fall and pushing the already fragile U.S. economy into recession. As a result, the Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 18.80% year-to-date through October. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety.

Apart from the immediate impact of devastating human loss, the tragic events of September 11 have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer


YOUR FUND
AT A GLANCE

The Fund seeks to
provide high
current income,
consistent with
modest growth in
capital, by
investing in a
diversified
portfolio of
dividend-paying
preferred and
common equity
securities.

Over the last twelve months

* A stalled economy, sinking corporate profits and the events of September 11, 2001 kept the stock market in turmoil.

* High yields and dividends helped preferred stocks weather the slowing economy and September sell-off.

* The Fund's focus on investment-grade preferreds with high levels of income served it well.

[Bar chart with heading "John Hancock Patriot Premium Dividend Fund II." Under the heading is a note that reads "Fund performance for the year ended October 31, 2001." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 4.95% total return for John Hancock Patriot Premium Dividend Fund II. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

3.4%  Puget Sound Energy, 7.45%, Ser II
2.5%  CH Energy Group
2.4%  El Paso Tennessee Pipeline Co., 8.25%, Ser A
2.2%  DTE Energy
2.2%  Xcel Energy
2.1%  Monongahela Power Co., 7.73%, Ser L
2.1%  Alliant Energy Corp.
2.1%  Energy East Corp.
2.0%  TXU Electric Co., $7.98
2.0%  Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)

As a percentage of net assets on October 31, 2001.



MANAGERS'
REPORT

BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Premium
Dividend Fund II

The stock market struggled over the last 12 months with the forces of a stalled economy and declining corporate earnings, compounded by the aftermath of the tragic events of September 11, 2001. As the Fund began its fiscal year in the final months of 2000, preferred stocks were boosted by rising expectations that the Federal Reserve Board would cut interest rates in early 2001 to hoist a flagging economy. (Because of their high fixed dividends, preferred stocks tend to rise in value when interest rates fall, just as bonds do.) A decline in the supply of preferred stocks also aided their performance.

From January through mid-June 2001, however, preferred stocks stalled. Even though the Fed cut interest rates as expected, those rate cuts had already been factored into preferred-stock prices for the most part. Furthermore, lower interest rates prompted more companies to issue new securities, causing supply to expand and prices to languish. Finally, demand for preferred stocks waned a bit during periods when investors sought out higher-yielding investments, such as corporate and junk bonds. Preferreds resumed their rise between mid-June and mid-September, as the Fed continued to lower rates and the supply of preferreds contracted as companies sought to capitalize on lower rates by redeeming outstanding issues.

"...a stalled economy
 and declining corporate
 earnings."

UTILITY COMMON STOCKS WEAK IN 2001

Utility common stocks -- which made up roughly 33% of the portfolio's net assets at the end of October -- also enjoyed strong gains during the final months of 2000. Increased volatility encouraged defensive investors to seek refuge in utility stocks for their relatively stable earnings gains and sizable dividends. In January 2001, however, utility stocks experienced a severe decline, as investors abandoned them in favor of other industry groups with better growth prospects. Utility common stocks continued to falter throughout the spring, and things got even tougher in July and August when a couple of utilities warned that their earnings growth was weaker than expected. The news cast a pall over the entire group and prompted a wave of profit-taking.

[A photo of Team leader Greg Phelps flush right next to first paragraph.]

In mid-September, the tragic attacks on the World Trade Center and the Pentagon occurred. In the week following the attacks, the market suffered a dramatic sell-off that no stock group -- including preferred and utility common stocks -- escaped. But in the final week of September, both preferred stocks and utility common stocks started to regain some of their footing, hoisted by investors seeking attractive levels of income as interest rates plunged.

"Our holdings were
 overwhelmingly tilted
 toward investment-grade
 securities..."

PERFORMANCE REVIEW

For the 12 months ended October 31, 2001, John Hancock Patriot Premium Dividend Fund II returned 4.95% at net asset value. By comparison, the average income and preferred closed-end fund returned 6.46%, according to Lipper, Inc. The Dow Jones Utility Average returned -22.90% and the broad stock market, as measured by the Standard & Poor's 500 Index, returned -24.89%.

HIGH-QUALITY FOCUS AIDS PERFORMANCE

Given the volatile nature of the markets during the past year, the portfolio's emphasis on high-quality investments aided performance. Our holdings were overwhelmingly tilted toward investment-grade securities, which outpaced their below-investment-grade counterparts, which succumbed to concerns that they would struggle during weak economic conditions.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 69%, the second is Finance 7%, the third Broker services 7%, the fourth Oil & gas 6%, and the fifth Banks -- U.S. 6%.]

SOME PREFERREDS WITHSTAND VOLATILITY

Another factor that worked in our favor was our relatively large weighting in "cushion" preferred stocks, whose higher-than-average dividends help cushion their share prices during difficult market environments. High-yielding preferreds, such as telephone service provider TDS Capital, performed relatively well, thanks to strong demand from yield-hungry investors. The TDS preferred stocks we own offer yields in excess of 8%, which was very high compared with yields offered by money markets, U.S. Treasury bonds and other fixed-income investments. Similar trends helped boost our holdings in Grand Metropolitan Delaware, which offered a yield of 9.42%. Another preferred that performed well was student loan provider USA Education. Its 6.97% coupon and good financial results attracted investors.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-01." The chart is divided into three sections (from top to left): Preferred stocks 66%, Common stocks 33%, and Short-term investments 1%.]

One of our biggest detractors during the year was the common stock of electric provider Western Resources, which performed poorly when a couple of regulatory rulings went against the company and put in jeopardy its planned merger with Public Service of New Mexico.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT."and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is TDS Capital followed by an up arrow with the phrase "Benefits from strong demand for high-income stocks." The second listing is USA Education followed by an up arrow with the phrase "Falling interest rates boost financial results." The third listing is Western Resources followed by a down arrow with the phrase "Unfriendly regulatory actions cast doubt about planned merger."

MARKET WEAKNESS PRESENTS OPPORTUNITIES

Throughout the past year, we used periods of weakness -- such as January and September 2001 -- to add to some of our favorite utility common stocks at attractive prices. We added to our stakes in Progress Energy, a vertically integrated electric and gas utility in the southeastern United States. We like the company because its growth prospects are tied to better-than-average population growth and a decent regulatory environment in that region of the country. Furthermore, the company has a good track record of increasing the dividends it pays to shareholders. Another addition was Xcel Energy, a vertically integrated electric and gas company that pays a higher-than-average dividend yield.

"Unless the Fed is satisfied
 that the economy has
 stabilized, it's likely that
 more interest-rate cuts are
 in the offing."

OUTLOOK

Despite the Fed's aggressive efforts to cut rates and halt the economy's slide, it officially shrank during the third quarter of 2001 for the first time in eight years. In making its ninth interest-rate cut in October, the Fed suggested it stands ready to cut rates even further if economic conditions did not improve. Unless the Fed is satisfied that the economy has stabilized, it's likely that more interest-rate cuts are in the offing. Falling rates should continue to benefit investment-grade preferred stocks over the near term, especially given how attractive their yields are relative to other fixed-income investments.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2001

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                            VALUE
PREFERRED STOCKS  65.63%                                                             $184,351,428
Cost ($182,841,313)

Agricultural Operations  1.27%                                                         $3,555,000
 45,000   Ocean Spray Cranberries, Inc., 6.25% (R)                                      3,555,000

Banks -- United States  5.72%                                                          16,087,775
  1,060   ABN AMRO North America, Inc., 8.75%, Ser A (R)                                1,144,800
 97,000   FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser IV                 4,995,500
 98,900   HSBC USA, Inc., $2.8575                                                       4,722,475
100,000   J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H                     5,225,000

Broker Services  6.76%                                                                 18,988,415
 50,650   Bear Stearns Cos., Inc., 5.49%, Ser G                                         1,995,610
 95,300   Bear Stearns Cos., Inc., 5.72%, Ser F                                         3,845,355
 38,000   Bear Stearns Cos., Inc., 6.15%, Ser E                                         1,660,600
125,000   Lehman Brothers Holdings, Inc., 5.67%,
          Depositary Shares, Ser D                                                      5,281,250
 53,000   Lehman Brothers Holdings, Inc., 5.94%, Ser C                                  2,236,600
132,300   Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                    3,969,000

Diversified Operations  0.42%                                                           1,171,800
 42,000   Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                           1,171,800

Finance  7.07%                                                                         19,852,150
 96,000   Citigroup, Inc., 6.213%, Ser G                                                4,872,000
 64,500   Citigroup, Inc., 6.231%, Depositary Shares, Ser H                             3,141,150
 28,500   Citigroup, Inc., 6.365%, Depositary Shares, Ser F                             1,425,000
160,000   Citigroup, Inc., 8.40%, Depositary Shares, Ser K                              4,040,000
 56,000   Household International, Inc., 7.50%, Depositary Shares,
          Ser 2001-A                                                                    1,414,000
100,000   USA Education, Inc., 6.97%, Ser A                                             4,960,000

Leasing Companies  0.80%                                                                2,242,350
 90,600   AMERCO, 8.50%, Ser A                                                          2,242,350

Media  1.75%                                                                            4,908,759
199,300   Shaw Communications, Inc., 8.50% (Canada)                                     4,908,759

Oil & Gas  5.74%                                                                       16,130,959
 47,450   Anadarko Petroleum Corp., 5.46%, Depositary Shares                            4,068,838
 51,500   Apache Corp., 5.68%, Depositary Shares, Ser B                                 4,570,625
 53,145   Devon Energy Corp., 6.49%, Ser A                                              5,221,496
 20,000   Lasmo America Ltd., 8.15%  (R)                                                2,270,000

Utilities  36.10%                                                                     101,414,220
189,200   Alabama Power Co., 5.20%                                                      4,029,960
 13,700   Baltimore Gas & Electric Co., 6.70%, Ser 1993                                 1,400,825
 30,000   Baltimore Gas & Electric Co., 6.99%, Ser 1995                                 3,153,750
 66,941   Boston Edison Co., 4.78%                                                      4,786,282
220,000   Coastal Finance I, 8.375%                                                     5,526,400
135,000   El Paso Tennessee Pipeline Co., 8.25%, Ser A                                  6,826,950
100,000   Energy East Capital Trust I, 8.25%                                            2,516,000
 33,000   Florida Power & Light Co., 6.75%, Ser U                                       3,374,250
 52,000   Hawaiian Electric Industries Capital Trust I, 8.36%                           1,318,200
 14,000   Idaho Power Co., 7.07%                                                        1,442,000
 11,150   Indianapolis Power & Light Co., 5.65%                                           780,500
 16,500   Massachusetts Electric Co., 6.99%                                             1,718,062
 50,000   MCN Michigan, L.P., 9.375%, Ser A                                             1,260,000
 55,500   Monongahela Power Co., 7.73%, Ser L                                           5,883,000
 50,000   Montana Power Co., $6.875                                                     4,750,000
 45,430   PSI Energy, Inc., 6.875%                                                      4,543,000
 47,998   Public Service Electric & Gas Co., 6.92%                                      4,871,797
377,011   Puget Energy, Inc., 7.45%, Ser II                                             9,462,976
 32,000   Sierra Pacific Power Capital I, 8.60%                                           800,000
220,986   Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                              5,552,273
 50,000   South Carolina Electric & Gas Co., 6.52%                                      5,062,500
183,615   TDS Capital Trust I, 8.50%                                                    4,599,556
112,700   TDS Capital Trust II, 8.04%                                                   2,811,865
123,180   TXU Electric Co., $1.875, Depositary Shares, Ser A                            3,116,454
 53,200   TXU Electric Co., $7.98                                                       5,671,120
 35,000   Virginia Electric & Power Co., $6.98                                          3,657,500
 10,000   Virginia Electric & Power Co., $7.05                                          1,050,000
 14,000   Wisconsin Public Service Corp., 6.76%                                         1,449,000

COMMON STOCKS  33.07%                                                                 $92,899,215
(Cost $86,612,999)

Utilities  33.07%                                                                      92,899,215
199,900   Alliant Energy Corp.                                                          5,877,060
176,300   CH Energy Group, Inc.                                                         7,046,711
 79,700   Dominion Resources, Inc.                                                      4,871,264
107,000   DPL, Inc.                                                                     2,461,000
148,500   DTE Energy Co.                                                                6,190,965
 75,000   Duke Energy Corp.                                                             2,880,750
311,000   Energy East Corp.                                                             5,853,020
230,200   Great Plains Energy, Inc.                                                     5,492,572
166,000   KeySpan Corp.                                                                 5,507,880
 57,000   Montana Power Co.                                                               339,720
135,000   NSTAR                                                                         5,551,200
246,000   OGE Energy Corp.                                                              5,328,360
170,000   Potomac Electric Power Co.                                                    3,639,700
 64,000   Progress Energy, Inc.                                                         2,698,880
176,250   Progress Energy, Inc. (Contigent Value Obligation)                               79,312
130,400   Puget Energy, Inc.                                                            2,486,728
122,300   Reliant Energy, Inc.                                                          3,418,285
369,000   Sierra Pacific Resources                                                      5,354,190
185,750   TECO Energy, Inc.                                                             4,783,063
137,500   UtiliCorp United, Inc.                                                        4,074,125
 93,500   Western Resources, Inc.                                                       1,531,530
 37,400   WPS Resources Corp.                                                           1,267,860
218,000   Xcel Energy, Inc.                                                             6,165,040

                                                  INTEREST        PAR VALUE
ISSUER, MATURITY DATE                                 RATE    (000S OMITTED)                VALUE
SHORT-TERM INVESTMENTS  1.40%                                                          $3,944,000
(Cost $3,944,000)
Commercial Paper  1.40%
Chevron USA, Inc., 11-01-01                           2.50%          $3,944             3,944,000

TOTAL INVESTMENTS  100.10%                                                           $281,194,643

OTHER ASSETS AND LIABILITIES, NET  (0.10%)                                              ($292,862)

TOTAL NET ASSETS  100.00%                                                            $280,901,781


(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,969,800 or 2.48% of net assets as of October 31, 2001.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

October 31, 2001

This Statement
of Assets and
Liabilities is
the Fund's
balance sheet.
It shows the
value of what
the Fund owns,
is due and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $273,398,312)                         $281,194,643
Dividends receivable                                                1,147,041
Other assets                                                           52,847

Total assets                                                      282,394,531

LIABILITIES
Due to custodian                                                       86,692
Dutch Auction Rate Transferable Securities
  preferred shares (DARTS) dividends payable                          101,599
Common shares dividends payable                                       975,177
Payable to affiliates                                                 223,229
Other payables and accrued expenses                                   106,053

Total liabilities                                                   1,492,750

NET ASSETS
DARTS Series A without par value, unlimited number of shares of beneficial interest authorized, 500 shares issued,
  liquidation preference of $100,000 per share                     50,000,000
DARTS Series B without par value, unlimited number of shares of beneficial interest authorized, 500 shares issued,
  liquidation preference of $100,000 per share                     50,000,000
Common shares -- without par value, unlimited number
  of shares of beneficial interest authorized,
  15,002,724 shares outstanding                                   168,272,712
Accumulated net realized gain on investments                        2,157,809
Net unrealized appreciation of investments                          7,796,331
Undistributed net investment income                                 2,674,929
Net assets applicable to common shares
  ($12.06 per share based on
  common shares outstanding)                                      180,901,781

Net assets                                                       $280,901,781

See notes to
financial statements.



OPERATIONS

For the year ended
October 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                         $18,674,026
Interest                                                              341,747

Total investment income                                            19,015,773

EXPENSES
Investment management fee                                           2,379,940
Administration fee                                                    285,830
DARTS and auction fee                                                 269,080
Miscellaneous                                                          84,586
Federal excise tax                                                     72,807
Custodian fee                                                          67,963
Auditing fee                                                           56,150
Printing                                                               41,119
Transfer agent fee                                                     29,872
Trustees' fee                                                          11,481
Legal fee                                                               2,668

Total expenses                                                      3,301,496

Net investment income                                              15,714,277

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                  2,175,201
Change in net unrealized appreciation (depreciation)
  on investments                                                   (5,189,747)
Net realized and unrealized loss                                   (3,014,546)

Increase in net assets from operations                             12,699,731

Distributions to DARTS                                             (3,738,945)

Net increase in net assets applicable
  to common shareholders resulting
  from operations, less DARTS distributions                        $8,960,786

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to
shareholders, if
any, and any
increase due to
the sale of
common shares and
DARTS.

                                                          YEAR           YEAR
                                                         ENDED          ENDED
                                                      10-31-00       10-31-01
INCREASE IN NET ASSETS
From operations

Net investment income                              $15,875,177    $15,714,277
Net realized gain                                      792,931      2,175,201
Change in net unrealized
  appreciation (depreciation)                        1,883,344     (5,189,747

Increase in net assets
  resulting from operations                         18,551,452     12,699,731

DISTRIBUTIONS TO SHAREHOLDERS
DARTS Series A preferred shares                     (2,299,317)    (1,859,954)
DARTS Series B preferred shares                     (2,287,293)    (1,878,991)
Common shares
  From net investment income                       (11,701,378)   (11,701,326)
                                                   (16,287,988)   (15,440,271)
NET ASSETS
Beginning of period                                281,378,857    283,642,321

End of period 1                                   $283,642,321   $280,901,781

1 Includes undistributed net investment income of $1,516,367 and $2,674,929, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                         10-31-97      10-31-98      10-31-99      10-31-00      10-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $11.76        $12.34        $13.23        $12.09        $12.24
Net investment income 1                                  1.16          1.09          1.07          1.06          1.05
Net realized and unrealized
  gain (loss) on investments                             0.75          0.97         (1.10)         0.21         (0.20)
Total from
  investment operations                                  1.91          2.06         (0.03          1.27          0.85
Less distributions
Dividends to DARTS shareholders                         (0.27)        (0.27)        (0.26         (0.31)        (0.25)
Dividends from accumulated net investment
  income to common shareholders                         (1.06)        (0.90)        (0.84         (0.81)        (0.78)
Distributions in excess of net investment
  income to common shareholders                            --            --         (0.01)           --            --
                                                        (1.33)        (1.17)        (1.11)        (1.12)        (1.03)
Net asset value, end of period                         $12.34        $13.23        $12.09        $12.24        $12.06
Per share market value, end of period                  $11.50        $12.13         $9.75        $10.13        $10.93
Total return at market value (%) 2                      16.12         13.51        (13.16)        12.56         15.22

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shares,
  end of period (in millions)                            $185          $199          $181          $184          $181
Ratio of expenses to average net assets 3 (%)            1.89          1.72          1.74          1.85          1.78
Ratio of net investment income
  to average net assets 4 (%)                            9.71          8.24          8.29          9.13          8.46
Portfolio turnover (%)                                     41            27            26            18            27

SENIOR SECURITIES
Total DARTS Series A Outstanding (in millions)            $50           $50           $50           $50           $50
Total DARTS Series B Outstanding (in millions)            $50           $50           $50           $50           $50
Asset coverage per unit5                             $284,939      $302,763      $286,177      $283,629      $283,166
Involuntary liquidation preference
  DARTS A per unit 6                                 $100,000      $100,000      $100,000      $100,000      $100,000
Involuntary liquidation preference
  DARTS B per unit 6                                 $100,000      $100,000      $100,000      $100,000      $100,000
Approximate market value per unit6                   $100,000      $100,000      $100,000      $100,000      $100,000


1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment.

3 Ratios calculated on the basis of expenses relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.21%, 1.14%, 1.14%, 1.17% and 1.16%, respectively.

4 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.24%, 5.48%, 5.46%, 5.80% and 5.50%, respectively.

5 Calculated by subtracting the Fund's total liabilities (excluding the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

6 Plus accumulated and unpaid dividends.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Dutch Auction Rate
Transferable Securities
(DARTS) preferred stock
Series A and Series B

Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 2.13% to 4.95% and 2.03% to 4.94%, respectively, during the year ended October 31, 2001.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the year ended October 31, 2001, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and distribution disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                            YEAR ENDED 10-31-00          YEAR ENDED 10-31-01
                          SHARES         AMOUNT        SHARES         AMOUNT
Beginning of period   15,002,724   $168,421,653    15,002,724   $168,349,024
Reclassification of
  capital accounts            --        (72,629)           --        (76,312)
End of period         15,002,724   $168,349,024    15,002,724   $168,272,712

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2001, aggregated $76,952,907 and $79,392,145, respectively.

The cost of investments owned at October 31, 2001 (including short-term investments) for federal income tax purposes was $273,407,945. Gross unrealized appreciation and depreciation of investments aggregated $15,651,676 and $7,864,978, respectively, resulting in net unrealized appreciation of $7,786,698.

NOTE E
Reclassification of
accounts

During the year ended October 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $808,244, an increase in accumulated net investment income of $884,556 and a decrease in capital paid-in of $76,312. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

The Board of Directors and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Premium Dividend Fund II (the "Fund") as of October 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended October 31, 2001.

All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the tax character of all distributions for calendar year 2001.



INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

On November 20, 2001, the Fund's Trustees approved the following investment policy restriction change, effective December 15, 2001: Under normal circumstances the Fund will invest at least 80% of its net assets in dividend-paying securities. "Net assets" is defined as net assets plus borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND
REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders. Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to revisit all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 no later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER
COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.


SHAREHOLDER MEETING (Unaudited)

On March 29, 2001, the Annual Meeting of the Fund was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                       WITHHELD
                         FOR           AUTHORITY
Steven R. Pruchansky     9,126,609     118,302
Norman H. Smith          9,104,590     140,321

The preferred shareholders elected Stephen L. Brown to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 591 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2001, with the votes tabulated as follows: 9,128,960 FOR, 22,380 AGAINST and 94,163 ABSTAINING.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT FOR COMMON SHAREHOLDERS
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL
Listed New York Stock Exchange:
PDT

For shareholder assistance
refer to page 20



HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      State Street Bank and Trust Company
                                     P.O. Box 8200
                                     Boston, Massachusetts 02266-8200

Customer service representatives     1-800-426-5523

24-hour automated information        1-800-843-0090



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A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-426-5523
1-800-843-0090

www.jhfunds.com

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